Exhibit 99.2


                               Hexcel Corporation
                  Net Sales by Business Unit and Market Segment
          For the Quarters and Years Ended December 31, 2005 and 2004,
                    and the Quarter Ended September 31, 2005

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
==================================================================================================================

                                      ----------------------------------------------------------------------------
                                        Commercial                           Space &
(In millions)                           Aerospace          Industrial        Defense     Electronics       Total
------------------------------------------------------------------------------------------------------------------

Fourth Quarter 2005
Reinforcements                             $ 16.6             $ 38.8         $    -        $12.3        $   67.7
Composites                                   93.9               46.7           50.4            -           191.0
Structures                                   19.0                  -            5.2            -            24.2
------------------------------------------------------------------------------------------------------------------
Total                                      $129.5             $ 85.5         $ 55.6        $12.3        $  282.9
                                               46%                30%            20%           4%            100%
==================================================================================================================

Third Quarter 2005
Reinforcements                             $ 16.7             $ 40.3         $    -        $12.4        $   69.4
Composites                                   92.3               48.4           46.1            -           186.8
Structures                                   15.8                  -            4.6            -            20.4
------------------------------------------------------------------------------------------------------------------
Total                                      $124.8             $ 88.7         $ 50.7        $12.4        $  276.6
                                               45%                32%            18%           5%            100%
==================================================================================================================

Fourth Quarter 2004
Reinforcements                             $ 16.9             $ 45.2         $    -        $13.9        $   76.0
Composites                                   88.7               46.1           47.1            -           181.9
Structures                                   15.3                  -            3.2            -            18.5
------------------------------------------------------------------------------------------------------------------
Total                                      $120.9             $ 91.3         $ 50.3        $13.9        $  276.4
                                               44%                33%            18%           5%            100%
==================================================================================================================

Year Ended December 31, 2005
Reinforcements                             $ 69.1             $165.2         $    -        $56.9        $  291.2
Composites                                  392.7              200.6          193.7            -           787.0
Structures                                   67.6                  -           15.6            -            83.2
------------------------------------------------------------------------------------------------------------------
Total                                      $529.4             $365.8         $209.3        $56.9        $1,161.4
                                               46%                31%            18%           5%            100%
==================================================================================================================

Year Ended December 31, 2004
Reinforcements                             $ 64.6             $193.0         $    -        $61.8        $  319.4
Composites                                  337.6              164.1          182.2            -           683.9
Structures                                   60.3                  -           10.9            -            71.2
------------------------------------------------------------------------------------------------------------------
Total                                      $462.5             $357.1         $193.1        $61.8        $1,074.5
                                               43%                33%            18%           6%            100%
==================================================================================================================
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